UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                   FORM 8-K/A


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) January 3, 2002
                                                         ---------------

                             Milestone Capital, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Colorado
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)

       000-28691                                                84-1111224
 ----------------------                                      -----------------
(Commission File Number)                                    (I.R.S. Employer
                                                            Identification No.)

                     39 Plymouth St.
                      Fairfield, NJ                                 07004
         --------------------------------------                   --------
        (Address of principal executive offices)                 (Zip Code)

                                  973-808-5770
               --------------------------------------------------
              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

               This form 8-K/A is filed to submit the financial statements for the business acquired pursuant to the acquisition reported on form 8-K previously filed on January 18, 2002.



Item 7.   Financial Statements and Exhibits
          ---------------------------------

(a) Financial Statements of the Business Acquired. The following audited financial statements of EliteAgents, Inc. are attached:

               Balance Sheet as of December 31, 2001
               Pro Forma Balance Sheet as of December 31, 2001
               Statement of Operations for the year ended December 31, 2001 Statement of Operations for the year ended December 31, 2000 Statement of Changes in Stockholders' Equity for the year ended December 31, 2001
               Statement of Changes in Stockholders' Equity for the year ended December 31, 2000
               Statement of Cash Flows for the year ended December 31, 2001 Statement of Cash Flows for the year ended December 31, 2000 Notes to the Financial Statements

(b) Pro Forma Financial Information. As of December 31, 2001, Milestone Capital, Inc. had assets of $33, liabilities of $85 and a shareholders' deficiency of $52. In addition, during 2001 and 2000, Milestone did not generate any revenue and had net losses of $22,752 and $19,015, respectively. Accordingly proforma information was not deemed meaningful by management.

(c)       Exhibits
          --------

          10.1 Agreement Concerning the Exchange of Securities By and Among Milestone Capital, Inc. and EliteAgents, Inc. dated January 2, 2002 (incorporated by reference to Exhibit 10.1 to Milestone Capital, Inc.'s form 8-K previously filed on January 18, 2002)

          99.1 Press Release Issued by Milestone Capital, Inc. on January 3, 2002 (incorporated by reference to Exhibit 99.1 to Milestone Capital, Inc.'s form 8-K previously filed on January 18, 2002)

          99.2 The following audited financial statements of EliteAgents, Inc. with the independent auditor's reports by J.H. Cohn LLP and Hegar & Crawford*:

               Balance Sheet as of December 31, 2001
               Pro Forma Balance Sheet as of December 31, 2001
               Statement of Operations for the year ended December 31, 2001 Statement of Operations for the year ended December 31, 2000 Statement of Changes in Stockholders' Equity for the year ended December 31, 2001
               Statement of Changes in Stockholders' Equity for the year ended December 31, 2000
               Statement of Cash Flows for the year ended December 31, 2001 Statement of Cash Flows for the year ended December 31, 2000 Notes to the Financial Statements


               *filed herewith

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MILESTONE CAPITAL, INC.


Date: March 19, 2002                        BY:  /s/  Charles J. DeMory, Sr.
                                               --------------------------------
                                                      Charles J. DeMory, Sr.
                                                      Chairman, Chief Executive
                                                      Officer and President

Exhibit Index
-------------

Exhibit No.                           Description
-----------                           -----------

10.1 Agreement Concerning the Exchange of Securities By and Among Milestone Capital, Inc. and EliteAgents, Inc. dated January 2, 2002 (incorporated by reference to Exhibit 10.1 to Milestone Capital, Inc.'s form 8-K previously filed on January 18, 2002)

99.1 Press Release Issued by Milestone Capital, Inc. on January 3, 2002 (incorporated by reference to Exhibit 99.1 to Milestone Capital, Inc.'s form 8-K previously filed on January 18, 2002)

99.2           The following audited financial statements of EliteAgents, Inc.
               with the independent auditor's report by J.H. Cohn LLP and Hegar & Crawford*:

                 Balance Sheet as of December 31, 2001
                 Pro Forma Balance Sheet as of December 31, 2001
                 Statement of Operations for the year ended December 31, 2001 Statement of Operations for the year ended December 31, 2000 Statement of Changes in Stockholders' Equity for the year ended December 31, 2001
                 Statement of Changes in Stockholders' Equity for the year ended December 31, 2000
                 Statement of Cash Flows for the year ended December 31, 2001 Statement of Cash Flows for the year ended December 31, 2000 Notes to the Financial Statements


               *filed herewith